Exhibit 10.1

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. INFORMATION THAT HAS BEEN OMITTED HAS BEEN NOTED IN THIS DOCUMENT WITH A PLACEHOLDER IDENTIFIED BY THE MARK “[***]”

AMENDMENT NO. 2
TO SECOND AMENDED AND RESTATED NANTOMICS EXCLUSIVE RESELLER AGREEMENT

This Amendment No. 2 (the "Amendment") is made as of April 23, 2019 and shall be effective as of April 1, 2019 (the “Amendment Effective Date”), by and between NantHealth, Inc. (“NantHealth”) and NantOmics, LLC (“NantOmics”).

RECITALS

Whereas, NantHealth and NantOmics are parties to that certain Second Amended and Restated NantOmics Exclusive Reseller Agreement, effective as of June 19, 2015, as amended (the “Agreement”);

Whereas, NantHealth and NantOmics wish to amend and clarify certain terms of the Agreement.

Now, Therefore, the parties hereto, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, intending to be legally bound, agree as follows:

AGREEMENT

The Agreement is hereby amended as follows:

1.
With respect to Omics Services completed by NantOmics and billed by NantHealth between the Amendment Effective Date and the end of the Initial Term, NantHealth shall pay NantOmics a fixed fee of [***] (instead of the fee otherwise provided/calculated under Section 3.1 of the Agreement).

2.
Except as set forth in this Amendment, the Agreement is unaffected and shall continue in full force and effect in accordance with its terms. Except as otherwise modified or defined herein, all capitalized terms in this Amendment have the same meanings as set forth in the Agreement. If there is conflict between this amendment and the Agreement or any earlier amendment, the terms of this Amendment will prevail.

IN WITNESS HEREOF, the parties have agreed and fully executed this Amendment.

NantHealth, Inc.	NantOmics, LLC

By: /s/ Bob Petrou	By: /s/ Charles Kim

Name: Bob Petrou	Name: Charles Kim

Title: Interim Chief Financial Officer	Title: General Counsel

[***]Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.